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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) of
                       The Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 13, 2005

                                TEKNI-PLEX, INC.
                            (Exact Name of Registrant
                            as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


       333-28157                                            22-3286312
(Commission File Number)                       (IRS Employer Identification No.)

      260 NORTH DENTON TAP ROAD
          COPPELL, TEXAS                                     75019
(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (972) 304-5077


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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

     On May 13, 2005, Tekni-Plex, Inc. (the "Company") entered into a Second Amended and Restated Employment Agreement (the "Amended Agreement") with Dr. F. Patrick Smith, its Chief Executive Officer. The Amended Agreement provides for a base salary of $4 million per annum and is for a term of two years. A copy of the Amended Agreement is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.


Exhibit No.     Description
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10.1            Second Amended and Restated Employment Agreement dated
                May 13, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TEKNI-PLEX, INC.
Date:    May 19, 2005                      By:  /s/ James E. Condon
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                                               Name:  James E. Condon
                                               Title: Vice President and
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.     Description
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10.1            Second Amended and Restated Employment Agreement dated
                May 13, 2005.